Exhibit 10.12

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Wentao Bai

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

1.    Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

2.    Party B: Wentao Bai, having its domicile at ******, Beijing and holding its ID card No. *****************;

3.    Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.    Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

2.    Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

3.    Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

1.    The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

2.    The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/ Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/ Wentao Bai

Wentao Bai

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/ Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Yi Duan

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

25. Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

26. Party B: Yi Duan, having its domicile at ****************, Beijing and holding its ID card No. *****************;

27. Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1. Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

2. Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

3. Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

1. The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

2. The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/ Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Li Zhou

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

28. Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

29. Party B: Li Zhou, having its domicile at ****************, Shanghai and holding its ID card No. *****************;

30. Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

4. Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

5. Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

6. Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

3. The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

4. The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/Li Zhou
Li Zhou

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Ying Lu

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

31. Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

32. Party B: Ying Lu, having its domicile at ****************, Shenzhen, Guangdong Province and holding its ID card No. *****************;

33. Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

7. Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

8. Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

9. Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

5. The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

6. The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/Ying Lu
Ying Lu

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Jiaorong Pan

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

34. Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

35. Party B: Jiaorong Pan, having its domicile at ****************, Shanghai and holding its ID card No. *****************;

36. Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

10. Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

11. Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

12. Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

7. The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

8. The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/Jiaorong Pan
Jiaorong Pan

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Purchase Option Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Purchase Option Holder)

Jiancheng Li

(Purchase Option Obligor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Purchase Option Agreement

This Supplementary Agreement to the Purchase Option Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

37. Party A: Shenzhen FangDD Information Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

38. Party B: Jiancheng Li, having its domicile at ****************, Shenzhen, Guangdong Province and holding its ID card No. *****************;

39. Party C: Shenzhen FangDD Network Technology Co, Ltd., having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative. The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

13. Party A, Party B and Party C signed the Purchase Option Agreement (“Purchase Option Agreement”) on March 21, 2014;

14. Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018;

15. Party A, Party C and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and Party A, Party C and Party C’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Purchase Option Agreement, the Parties hereby reach this Supplementary Agreement as follows:

9. The definition clause of “Share Pledge Agreement” in the Purchase Option Agreement (namely Sub-clause 4 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party B and Party C signed the Share Pledge Agreement (“Share Pledge Agreement”) on March 21, 2014” shall be changed to “Party A, Party B and Party C signed the Share Pledge Agreement on March 21, 2014 and signed the Supplementary Agreement to the Share Pledge Agreement in August 2018 (collectively referred to as “Share Pledge Agreement”) .”

10. The definition clause of “Business Operation Agreement” in the Purchase Option Agreement (namely Sub-clause 5 of the “whereas” clause in the Purchase Option Agreement) “Party A, Party C and its shareholders signed the Business Operation Agreement (“Business Operation Agreement”) on March 21, 2014” shall be changed to “Party A, Party C and Party C’s existing shareholders signed a Business Operation Agreement (“Business Operation Agreement”) in 2017.”

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

/s/Jiancheng Li
Jiancheng Li

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Purchase Option Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.